Household Consumer Loan Trust, Series 1996-1 Deposit Trust Calculations
Previous Due Period Ending			Dec 31, 2000
Current Due Period Ending			Jan 31, 2001
Prior Distribution Date			Jan 12, 2001
Distribution Date			Feb 14, 2001

Beginning Trust Principal Receivables			3,517,628,793.52
Average Principal Receivables			3,517,503,231.92
FC&A Collections (Includes Recoveries)			56,959,014.62
Principal Collections			82,556,568.22
Additional Balances			42,115,311.08
Net Principal Collections			40,441,257.14
Defaulted Amount			19,937,900.75
Miscellaneous Payments			0.00
Principal Recoveries			933,329.00

Beginning Participation Invested Amount			225,810,765.45
Beginning Participation Unpaid Principal Balance			225,810,765.45
Ending Participation Invested Amount			221,746,171.67
Ending Participation Unpaid Principal Balance			221,746,171.67

Accelerated Amortization Date			Feb 28, 2001
Is it the Accelerated Amortization Period? 0=No			0

OC Balance as % of Ending Participation Invested Amount (3 month average)			9.521%
Is it Early Amortization? (No, if 3 month OC Average >or=4.75%)			0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation			225,810,765.45
Numerator for Fixed Allocation			230,211,082.62
Denominator - Max(Sum of Numerators, Principal Receivables)			3,517,503,231.92
Applicable Allocation Percentage			6.4196%
Investor FC&A Collections			3,656,559.17

Series Participation Interest Default Amount
Numerator for Floating Allocation			225,810,765.45
Denominator - Max(Sum of Numerators, Principal Receivables)			3,517,503,231.92
Floating Allocation Percentage			6.4196%
Series Participation Interest Default Amount			1,279,939.87

Principal Allocation Components
Numerator for Floating Allocation			225,810,765.45
Numerator for Fixed Allocation			230,211,082.62
Denominator - Max(Sum of Numerators, Principal Receivables)			3,517,503,231.92

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]			7.5000%
(b) Prime Rate minus 1.50%			7.5000%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount			5.3925%
(d) Series Participation Interest Unpaid Principal Balance			225,810,765.45
(e) Actual days in the Interest Period			33
Series Participation Monthly Interest, [a*d*e]			1,552,449.01

Series Participation Interest Interest Shortfall			0.00
Previous Series Participation Interest Interest Shortfall			0.00

Additional Interest			0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]			4,064,593.78

(a) Investor Principal Collections, [Max(b,h) or e]			2,784,653.91
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]			2,596,179.91
(c) Floating Allocation Percentage			6.4196%
(d) Net Principal Collections			40,441,257.14
(e) after Accelerated Amort Date or Early Amort Period, [f*g]			5,403,104.33
(f) Fixed Allocation Percentage			6.5447%
(g) Collections of Principal			82,556,568.22

(h) Minimum Principal Amount, [Min(i,l)]			2,784,653.91
(i) Floating Allocation Percentage of Principal Collections			5,299,827.93
(j) 1.8% of the Series Participation Interest Invested Amount			4,064,593.78
(k) Series Participation Interest Net Default Payment Amount			1,279,939.87
(l) the excess of (j) over (k)			2,784,653.91

(m) Series Participation Interest Net Default Payment Amount			1,279,939.87

(n) Optional Repurchase Amount (principal only) at Sec. 9			0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]			3,656,559.17
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]			0.00
plus any unpaid Series Servicing Fee of other than HFC			0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]			1,552,449.01
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]			0.00
Additional Interest [Sec. 4.11(a)(ii)]			0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]			1,279,939.87
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]			0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]			376,351.28
Excess [Sec. 4.11(a)(vi)]			447,819.01

Series Participation Investor Charge Off [Sec. 4.12(a)]			0.00

Seller's Interest			1,277,025,196.74

Series 1996-1 Owner Trust Calculations
Due Period			January 2001
Payment Date			Feb 15, 2001

Optimum Monthly Principal [a+b+c]
(a) Available Investor Principal Collections			4,064,593.78
(b) Series Participation Interest Charge Offs			0.00
(c) Lesser of Excess Interest and Carryover Charge offs			0.00

Accelerated Principal Payment			47,043.91

Series Participation Interest Monthly Interest			1,552,449.01

Allocation of Optimum Monthly Principal and Series Part. Interest Monthly Interest

Interest and Yield
Pay Class A Interest Distribution- Sec. 3.05(a)(i)(a)			596,893.85

Pay Class B Interest Distribution- Sec. 3.05(a)(i)(b)			426,947.00
Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(c)			45,329.16

Principal up to Optimum Monthly Principal Balance
Pay Class A to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)			2,065,628.12

Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)			1,422,607.83

Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(c)			0.00

Principal up to Optimal Monthly Principal
Pay Certificate to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(iii)			142,260.78
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)			434,097.05

Principal up to Accelerated Principal Payment Amout
Pay Class A to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(a)			0.00

Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(b)			0.00
Pay Class A to zero- Sec. 3.05(a)(v)(c)			47,043.91

Pay Class B to zero- Sec. 3.05(a)(v)(d)			0.00

Principal up to Optimal Monthly Principal
Pay Class A to zero- Sec. 3.05(a)(vi)(a)			0.00

Pay Class B to zero- Sec. 3.05(a)(vi)(b)			0.00
Pay Certificates up to Certificate Minimum Balance or zero- Sec. 3.05(a)(vi)(c)			0.00
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)(d)			0.00

Remaining Amounts to Holder of Designated Certificate - Sec. 3.05(a)(vii)			436,235.09

Allocations of Distributions to Overcollateralization Amount

Available Distributions
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)			434,097.05
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)			0.00

To Designated Certificate Holder up to total Accelerated Principal Payments			47,043.91
To Designated Certificate Holder up to Holdback Amount			387,053.14
To HCLC any remaining amounts			0.00

Principal paid to the Designated Certificate			1,427.11
Household Consumer Loan Trust, 1996-1
Series 1996-1 Owner Trust Calculations
Due Period Ending	Jan 31, 2001
Payment Date	Feb 15, 2001

Calculation of Interest Expense

Index (LIBOR)	5.882500%
Accrual end date, accrual beginning date and days in Interest Period	Feb 15, 2001 Jan 16, 2001 30
	Class A	Class B	Certificates	Overcoll Amount
Beginning Unpaid Principal Balance	117,373,637	79,033,768	7,903,377	21,499,983
Previously unpaid interest/yield	0.00	0.00	0.00
Spread to index	0.22%	0.60%	1.00%
Rate (capped at 13%, 15%, 16%)	6.102500%	6.482500%	6.882500%
Interest/Yield Payable on the Principal Balance	596,894	426,947	45,329
Interest on previously unpaid interest/yield	0	0	0
Interest/Yield Due	596,894	426,947	45,329
Interest/Yield Paid	596,894	426,947	45,329

Summary

Beginning Security Balance	117,373,637	79,033,768	7,903,377	21,499,983
Beginning Adjusted Balance	117,373,637	79,033,768	7,903,377
Principal Paid	2,112,672	1,422,608	142,261	434,097
Ending Security Balance	115,260,965	77,611,160	7,761,116	21,112,930
Ending Adjusted Balance	115,260,965	77,611,160	7,761,116
Ending Certificate Balance as % Participation Interest Invested Amount			0
Targeted Balance	115,308,009	77,611,160	7,761,116
Minimum Adjusted Balance		49,000,000	4,900,000	13,300,000
Certificate Minimum Balance			6,719,796
Ending OC Amount as Holdback Amount				21,112,930
Ending OC Amount as Accelerated Prin Pmts				0

Beginning Net Charge offs	0.00	0.00	0.00	0.00
Reversals	0.00	0.00	0.00	0.00
Charge offs	0.00	0.00	0.00	0.00
Ending Net Charge Offs	0.00	0.00	0.00	0.00

Interest/Yield Paid per $1000	$0.9349841	$3.1336792	$1.7807314
Principal Paid per $1000	$3.3093234	$10.4415692	$5.5886375